UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2006

ORANGE 21 INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51071	33-0580186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive

Carlsbad, California 92009

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 804-8420

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 21, 2006, Orange 21 Inc. and Comerica Bank entered into a letter agreement pursuant to which the maturity date under the Loan and Security Agreement dated October 5, 2001, as previously amended and modified was extended to December 5, 2006 (the “Letter Agreement”).

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement filed as Exhibit 10.38 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.38	Letter Agreement entered September 21, 2006 by and between Orange 21 Inc. and Comerica Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 27, 2006	ORANGE 21 INC.

	By:	/s/ Jerry Collazo
Jerry Collazo Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.38	Letter Agreement entered September 21, 2006 by and between Orange 21 Inc. and Comerica Bank.